Exhibit 15.2

CONSENT OF AUTHOR

(Daniel D. Johnson, P.Eng. JDS Energy & Mining Inc., with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “2014 Technical Report”, “”Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I, Daniel D. Johnson, P.Eng., consent to the incorporation by reference of extracts of the 2014 Technical Report entitled ““Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I consent to extracts from, or a summary of, the 2014 Technical Report in Item 4D from sub-headings Extracts from Technical Report, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2014.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2014, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2015.

/s/ Daniel D. Johnson, P.Eng.
Signature of Qualified Person

Daniel D. Johnson, P.Eng.
Name of Qualified Person

Exhibit 15.2

CONSENT OF AUTHOR

(Kenneth Meikle, P.Eng. JDS Energy & Mining Inc., with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “2014 Technical Report”, “”Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I, Kenneth Meikle, P.Eng., consent to the incorporation by reference of extracts of the 2014 Technical Report entitled ““Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I consent to extracts from, or a summary of, the 2014 Technical Report in Item 4D from sub-headings Extracts from Technical Report, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2014.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2014, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2015.

/s/ Kenneth Meikle, P.Eng.
Signature of Qualified Person

Kenneth Meikle, P.Eng.
Name of Qualified Person

Exhibit 15.2

CONSENT OF AUTHOR

(Dino Pilotto, P.Eng. JDS Energy & Mining Inc., with an office at

200-532 Leon Avenue, Kelowna, BC, Canada)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “2014 Technical Report”, “”Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I, Dino Pilotto, P.Eng., consent to the incorporation by reference of extracts of the 2014 Technical Report entitled ““Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I consent to extracts from, or a summary of, the 2014 Technical Report in Item 4D from sub-headings Extracts from Technical Report, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2014.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2014, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2015.

/s/ Dino Pilotto, P.Eng.
Signature of Qualified Person

Dino Pilotto, P.Eng.
Name of Qualified Person

Exhibit 15.2

CONSENT OF AUTHOR

(Kato Lone, Eng. Hatch Ltd., with an office at

5 Place Ville Marie, Suite 1400, Montreal, QC, Canada, H3B 2G2)

To: Mountain Province Diamonds Inc.

United States Securities and Exchange Commission

Re: Mountain Province Diamonds Inc.’s Incorporation by Reference of the “2014 Technical Report”, “”Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I, Kato Lone, Eng., consent to the incorporation by reference of extracts of the 2014 Technical Report entitled ““Gahcho Kué Project:, 2014 Feasibility Study; NI 43-101 Technical Report” as Amended May 27, 2014, with effective date March 31, 2014”” and inclusion of references to the 2014 Technical Report in the Company’s Form 20-F for the year ended December 31, 2014.

I consent to extracts from, or a summary of, the 2014 Technical Report in Item 4D from sub-headings Extracts from Technical Report, (the “relevant sections”) of Mountain Province Diamonds Inc.’s Form 20F filing with the Securities and Exchange Commission, for the year ended December 31, 2014.

I confirm that I have read the relevant sections of the Form 20F filing for Mountain Province Diamonds Inc. for the year ended December 31, 2014, and that it fairly and accurately represents the information in the Technical Report that supports the disclosure.

Dated this 26th day of March, 2015.

Signature of Qualified Person

Kato Lone, Eng.
Name of Qualified Person